------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) November 27, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2002, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2002-17, Mortgage Pass-Through Certificates, Series 2002-33).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-100418               95-4596516
----------------------------       ------------         -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On November 27, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-33.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 22, 2002 and the Prospectus Supplement dated November 22, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-33.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

California                       640         $ 286,603,292.68       54.59%
Colorado                          32         $  14,294,526.40        2.72%
Florida                           31         $  14,285,958.19        2.72%
Massachusetts                     45         $  19,332,892.31        3.68%
New Jersey                        53         $  22,982,751.26        4.38%
New York                          64         $  29,392,428.56        5.60%
Washington                        35         $  15,048,431.78        2.87%
Other (less than 2%)             277         $ 123,116,266.15       23.45%
                           ----------------------------------------------------
                                1177         $ 525,056,547.33      100.00%

----------
(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.921% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

CLUES Plus                        5          $   2,195,000.00        0.42%
Full/Alternative                183          $  87,181,752.50       16.60%
No Income                        84          $  37,465,817.97        7.14%
Reduced                         852          $ 375,559,526.63       71.53%
SISA                             43          $  18,040,445.23        3.44%
Streamlined                      10          $   4,614,005.00        0.88%
                        -------------------------------------------------------
                               1177          $ 525,056,547.33      100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

2-4 Units                         19         $  10,757,805.63        2.05%
Hi-rise Condo                      1         $     480,000.00        0.09%
Low-rise Condo                    45         $  19,019,206.06        3.62%
PUD                              262         $ 114,303,243.36       21.77%
Single Family Residence          850         $ 380,496,292.28       72.47%
                                -----------------------------------------------
                                1177         $ 525,056,547.33      100.00%





-----------
(1)  Treated as real property.

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

       5.875                  11             $  5,025,832.00          0.96%
       6.000                  45             $ 21,619,250.00          4.12%
       6.125                  69             $ 30,657,602.93          5.84%
       6.250                 156             $ 67,168,036.76         12.79%
       6.375                 222             $ 99,745,468.62         19.00%
       6.500                 192             $ 84,972,685.83         16.18%
       6.625                 114             $ 49,868,357.35          9.50%
       6.750                  96             $ 42,437,250.36          8.08%
       6.875                  71             $ 32,412,684.81          6.17%
       7.000                  42             $ 20,248,154.61          3.86%
       7.125                  17             $  7,536,485.63          1.44%
       7.250                  23             $ 11,396,719.03          2.17%
       7.375                  27             $ 10,235,550.02          1.95%
       7.500                  26             $ 12,929,396.01          2.46%
       7.625                   7             $  2,452,731.45          0.47%
       7.750                   8             $  4,336,955.41          0.83%
       7.875                  15             $  6,994,141.78          1.33%
       8.000                   6             $  2,647,161.99          0.50%
       8.125                  11             $  4,371,822.83          0.83%
       8.250                   7             $  3,184,175.95          0.61%
       8.375                   2             $    790,330.86          0.15%
       8.500                   5             $  2,166,973.42          0.41%
       8.750                   1             $    329,460.34          0.06%
       8.875                   1             $    436,255.29          0.08%
       9.000                   1             $    327,570.97          0.06%
       9.250                   1             $    309,700.25          0.06%
       9.875                   1             $    455,792.83          0.09%
                         ------------------------------------------------------
                                1177         $ 525,056,547.33      100.00%




----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.623% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.633% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Cash-Out Refinanced          196            $  91,110,430.56       17.35%
Purchase                     556            $ 245,798,560.61       46.81%
Rate/Term Refinanced         425            $ 188,147,556.16       35.83%
                           ----------------------------------------------------
                            1177            $ 525,056,547.33      100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

50.00 and Below               82             $ 41,388,706.23         7.88%
50.01 to 55.00                38             $ 17,800,514.06         3.39%
55.01 to 60.00                38             $ 17,849,780.00         3.40%
60.01 to 65.00                82             $ 40,759,493.75         7.76%
65.01 to 70.00               116             $ 57,098,745.09        10.87%
70.01 to 75.00               143             $ 66,270,367.90        12.62%
75.01 to 80.00               537             $230,456,662.61        43.89%
80.01 to 85.00                17             $  7,127,581.20         1.36%
85.01 to 90.00                73             $ 27,762,290.07         5.29%
90.01 to 95.00                51             $ 18,542,406.42         3.53%
                        -------------------------------------------------------
                            1177             $525,056,547.33       100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 72.54%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Investment                     15           $   6,995,898.61        1.33%
Owner Occupied               1122           $ 498,814,229.76       95.00%
Second/Vacation Home           40           $  19,246,418.96        3.67%
                           ----------------------------------------------------
                             1177           $ 525,056,547.33      100.00%



----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of     Aggregate Principal   Percent of
Loan Amount               Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

  $300,001 -   $350,000          204         $ 68,801,089.63       13.10%
  $350,001 -   $400,000          388         $146,235,585.73       27.85%
  $400,001 -   $450,000          170         $ 72,786,637.94       13.86%
  $450,001 -   $500,000          145         $ 69,515,521.18       13.24%
  $500,001 -   $550,000           87         $ 45,746,188.22        8.71%
  $550,001 -   $600,000           79         $ 45,410,309.64        8.65%
  $600,001 -   $650,000           76         $ 48,426,490.19        9.22%
  $650,001 -   $700,000            2         $  1,366,000.00        0.26%
  $700,001 -   $750,000            3         $  2,203,500.00        0.42%
  $750,001 - $1,000,000           14         $ 12,601,224.80        2.40%
$1,000,001 - $1,500,000            8         $  9,864,000.00        1.88%
Above $2,000,000                   1         $  2,100,000.00        0.40%
                            ---------------------------------------------------
                                1177         $525,056,547.33      100.00%



----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $446,097.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

        360                 1031          $ 459,859,831.63         87.58%
        359                  104          $  46,380,528.89          8.83%
        358                   17          $   7,770,547.36          1.48%
        357                    1          $     538,664.35          0.10%
        353                    1          $     497,037.72          0.09%
        350                    1          $     554,533.38          0.11%
        300                    6          $   2,308,200.00          0.44%
        240                   16          $   7,147,204.00          1.36%
                      ---------------------------------------------------------
                            1177          $ 525,056,547.33        100.00%



----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 358 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  December 12, 2002



                                       5